Other financial liabilities measured at amortized cost (Detail) - USD ($) $ in Millions	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019
Disclosure Of Financial Liabilities [Line Items]
Other accrued expenses	$ 1,426	$ 1,639	$ 1,697
Accrued interest expenses	1,183	1,083	1,596
Settlement and clearing accounts	1,802	1,827	1,368
Lease liabilities	3,763	3,744	3,858
Other	1,930	2,168	1,854
Total other financial liabilities measured at amortized cost	$ 10,103	$ 10,462	$ 10,373